UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 15, 2017 (June 13, 2017)

SHOE CARNIVAL, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-21360	35-1736614
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7500 East Columbia Street, Evansville, Indiana 47715
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (812) 867-6471

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under The Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under The Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.           ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

At the 2017 Annual Meeting of Shareholders of Shoe Carnival, Inc. (the "Company") held on June 13, 2017, the Company's shareholders approved the Company's 2017 Equity Incentive Plan (the "2017 Plan"). The 2017 Plan was approved by the Company's Board of Directors (the "Board") on March 22, 2017, subject to shareholder approval, and became effective with such shareholder approval on June 13, 2017.
The 2017 Plan provides for the issuance of up to 1,000,000 shares of the Company's common stock. Any shares of common stock subject to an award under the 2017 Plan, or to an award granted under the Company's 2000 Stock Option and Incentive Plan, as amended (the "2000 Plan") that was outstanding on June 13, 2017, that expires, is cancelled or forfeited, or is settled for cash will, to the extent of such expiration, cancellation, forfeiture or cash settlement, automatically become available for future awards under the 2017 Plan. Following the shareholders' approval of the 2017 Plan, no further awards will be granted under the 2000 Plan.

Awards under the 2017 Plan may be granted to employees, consultants and advisors of the Company or a subsidiary of the Company, as well as to the non-employee directors of the Company. Awards under the 2017 Plan can be granted in the form of stock options, stock appreciation rights, restricted stock, stock units and other stock-based awards. The 2017 Plan will be administered by the Compensation Committee of the Company's Board.

The terms of the 2017 Plan are described in more detail in the Company's definitive proxy statement for the 2017 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on May 9, 2017 (the "2017 Proxy Statement"), which description is incorporated herein by reference.  The descriptions of the 2017 Plan contained herein and incorporated by reference from the 2017 Proxy Statement are qualified in their entirety by reference to the full text of the 2017 Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference and constitutes a part of this report.
Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its 2017 Annual Meeting of Shareholders on June 13, 2017.  The following is a summary of the matters voted on at the meeting, as described in detail in the 2017 Proxy Statement, and the voting results for each matter.
1.	The two nominees for director were elected to serve three-year terms expiring at the 2020 annual meeting of shareholders and until their successors are elected and have qualified, as follows:
Nominee	For	Against	Abstain	Broker Non-Votes
J. Wayne Weaver	15,034,383	535,387	191,207	718,657
Jeffrey C. Gerstel	15,546,598	210,692	3,687	718,657

2.	By the following vote, the shareholders approved the advisory (non-binding) vote on the compensation paid to the Company's named executive officers:
For	Against	Abstain	Broker Non-Votes
15,553,633	199,010	8,334	718,657
3.
The shareholders cast their votes with respect to the advisory (non-binding) vote on the frequency of future shareholder advisory votes on the compensation paid to the Company's named executive officers as follows:

3 Years	2 Years	1 Year	Abstain	Broker Non-Votes
2,907,596	31,726	12,799,301	22,354	718,657

Based on these results, and consistent with the Board's recommendation, the Board has determined that the Company will hold an advisory vote on the compensation paid to the Company's named executive officers every year, until the next advisory vote on frequency.
4.	By the following vote, the shareholders approved the Shoe Carnival, Inc. 2017 Equity Incentive Plan:
For	Against	Abstain	Broker Non-Votes
15,443,855	305,173	11,949	718,657
5.	The appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal 2017 was ratified by the following shareholder vote:
For	Against	Abstain	Broker Non-Votes
16,317,364	158,813	3,457	0

Item 9.01 Financial Statements and Exhibits

(d)           Exhibit:

Exhibit No.	Exhibit
10.1	Shoe Carnival, Inc. 2017 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Company Name

Dated: June 15, 2017	By:	/s/ W. Kerry Jackson
W. Kerry Jackson
Senior Executive Vice President
Chief Operating and Financial Officer and Treasurer